UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Intermediate Bond Fund of America

[photo – bird flying into snow covered birdhouse]

A shelter from market extremes

Annual report for the year ended August 31, 2008

Intermediate Bond Fund of America® seeks to provide you with current income while preserving your investment by maintaining a portfolio having a dollar-weighted average maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in debt securities with quality ratings of A or better.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2008 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge*	–2.63%	1.71%	3.60%

*The maximum initial sales charge was 3.75% prior to November 1, 2006.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.70%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 21 and 22 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 4.47% (4.44% without the fee waiver.) The fund’s distribution rate for Class A shares as of that date was 4.33% (4.30% without the fee waiver). Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

[photo – bird flying into snow covered birdhouse]

Fellow shareholders:

The past fiscal year was one of the most difficult in recent bond market history. Concerns about problem loans, coupled with high commodity prices and a sluggish economy, weakened most market sectors, except for U.S. government debt. In this challenging environment, Intermediate Bond Fund of America recorded a total return of 1.5% for the 12 months ended August 31, 2008.

Fund results were supported by the steady flow of income from portfolio holdings. For the fiscal year, the fund paid monthly dividends totaling 58.3 cents a share, which amounts to an income return of about 4.4%. This helped offset a 2.8% decline in the fund’s share price. The fund’s total return reflects the income return plus any change in the share price for the year.

Bond market weakness was also reflected in the fund’s peer group measure, the Lipper Short-Intermediate Investment Grade Debt Funds Average, which recorded a 2.0% return. In contrast, the unmanaged Lehman Brothers U.S. Government/Credit 1–7 Years ex. BBB Index gained 6.4%. Index returns were bolstered by a significantly higher weighting in Treasuries than are typically held by the fund and do not include expenses.

Bond market overview

Troubles in the bond market were largely precipitated by rising defaults and foreclosures on mortgages, which grew out of the depressed real estate market. These problem loans imperiled a host of debt instruments, many of them securitized bonds that were backed by, or composed of, mortgage obligations. Mortgage-related securities have been the largest and fastest growing segment of the bond market, helping make problems more widespread.

[Begin Sidebar]
Results at a glance

For periods ended August 31, 2008, with dividends reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime
				(since 2/19/88)

Intermediate Bond Fund of America	1.50%	2.76%	4.12%	5.73%
(Class A shares)

Lipper Short-Intermediate Investment	2.03	2.83	4.40	5.85
Grade Debt Funds Average

Lehman Brothers U.S. Government/	6.45	3.98	5.25	6.54
Credit 1–7 Years ex. BBB Index*

*The index is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

[Begin Sidebar]
In this report

Special feature

4	A shelter from market extremes
On the occasion of the fund’s
20th anniversary, we take this
opportunity to look at how the
fund has adapted to changing
market conditions and assess
the merits of its objective in
today’s volatile investment climate.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

8	Summary investment portfolio

12	Financial statements

27	Board of trustees and other officers
[End Sidebar]

The troubled mortgage market fostered an aversion to risk among many investors that served to depress the values of other credit-sensitive sectors — areas of the market, such as corporate debt, where credit quality and access to credit play an important role in determining a bond’s value. Banks and other financial institutions, which are large holders of corporate and consumer debt, came under intense pressure and were compelled to record large losses as a result of problem loans. Additionally, weakening economic fundamentals and volatile commodity prices — especially for oil — exacerbated market concerns.

The Federal Reserve responded to deteriorating market conditions by substantially expanding its lending facilities and slashing the federal funds rate 3.25 percentage points from September 2007 through April 2008. A further reduction of half a point occurred October 8, after the close of the fiscal year. Additionally, Congress authorized tax rebates to low- and middle-income taxpayers in an effort to stimulate economic growth. Nonetheless, the balance sheets of many financial institutions continued to weaken severely, and the stock market plunged into bear market territory.

Amid this turmoil, investors sought refuge in Treasuries, which consequently produced strong results for the period. Federal agency mortgage-backed securities also delivered good results, with the U.S. Treasury stepping in one week after the close of the fund’s fiscal year to make its implied support of Fannie Mae and Freddie Mac explicit.

How the fund responded

The shifting dynamic of the bond market prompted several changes in the fund’s portfolio. Portfolio counselors significantly increased Treasury holdings to 19.5% from 10.4% at the start of the year. They also increased the fund’s exposure to federal agency mortgage-backed securities, even as they reduced holdings of commercial and privately originated mortgage-backed obligations.

These defensive adjustments, however, could not fully counteract the effects of significantly higher risk premiums that hampered financial issuers in the corporate bond market (about 13% of fund assets at the close of the year) and nongovernment-sponsored mortgage-backed securities (about 14% of assets). A detailed breakdown of portfolio holdings by credit quality and security type as of August 31, 2008, can be found on page 8, atop the summary portfolio.

Despite the widespread re-pricing of the bond market, portfolio counselors have maintained a relatively broad exposure to the major segments of the investment-grade market, with more than 750 individual holdings in the portfolio. Years of investment experience have taught them that no one segment of the market consistently produces the best returns, and over time, shareholders’ goals are better served by maintaining diversified portfolios.

A long-term view

We have no doubt that 2008 will stand out in the annals of market history, having delivered some of the most severe investment losses — whether in stocks, bonds or real estate — of this generation. Yet we are heartened to have delivered a positive return (not including the sales charge) to our shareholders under extremely challenging conditions. As always, we take a long-term perspective on all our investment decisions, especially in difficult markets, and we remain dedicated to managing the fund as a relatively conservative investment vehicle for investors looking to moderate volatility in their portfolios.

It is curiously appropriate that Intermediate Bond Fund of America marks its 20th anniversary this year. The fund was launched during a period of market turmoil and has weathered its share of trying times since. We invite you to learn more about the fund’s track record, the value of its investment objectives and how we manage the fund by reading our feature article, “A shelter from market extremes,” beginning on page 4.

We look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet
John H. Smet
President

October 9, 2008

For current information about the fund, visit americanfunds.com.

[begin mountain chart]
The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2008, with dividends reinvested)

Fund results shown reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus the net amount invested was $9,750.2

	Lehman Brothers Gvt/Credit 1-7 Years ex. BBB Index[3]	Lipper Short-Intermediate Investment Grade Debt Funds Average[4]	Intermediate Bond Fund of America	Consumer Price Index[5]

2/19/1988	$10,000	$10,000	$9,750	$10,000
8/31/1988	10,077	10,055	9,845	10,259
8/31/1989	11,128	11,056	10,726	10,741
8/31/1990	12,082	11,851	11,416	11,345
8/31/1991	13,575	13,281	12,755	11,776
8/31/1992	15,258	14,907	14,386	12,147
8/31/1993	16,478	16,291	15,819	12,483
8/31/1994	16,538	16,087	15,537	12,845
8/31/1995	17,956	17,400	16,826	13,181
8/31/1996	18,811	18,087	17,604	13,560
8/31/1997	20,292	19,482	18,982	13,862
8/31/1998	21,998	20,922	20,440	14,086
8/31/1999	22,640	21,311	20,757	14,405
8/31/2000	24,037	22,629	22,098	14,897
8/31/2001	26,806	25,133	24,581	15,302
8/31/2002	29,009	26,906	26,028	15,578
8/31/2003	30,190	27,842	26,724	15,914
8/31/2004	31,310	29,027	27,655	16,336
8/31/2005	31,861	29,718	28,231	16,931
8/31/2006	32,627	30,360	28,853	17,578
8/31/2007	34,474	31,549	30,165	17,924
8/31/2008	36,697	32,104	30,617	18,887

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]The index is unmanaged and its result includes reinvested distributions, but does not reflect the effect of sales charges, commissions or expenses.
[4]Calculated by Lipper. The average does not reflect the effect of sales charges.
[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]For the period February 19, 1988, through August 31, 1988.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2008)*

	1 year	5 years	10 years

Class A shares	–1.02%	2.24%	3.86%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 21 and 22 for details.
[end mountain chart]

[Begin Sidebar]
On the occasion of the fund’s 20th anniversary, we take this opportunity to look at how the fund has adapted to changing market conditions and assess the merits of its objective in today’s volatile investment climate. We believe that a long-term view of investments and investment strategies can help put unsettled markets into perspective and quell the anxieties they elicit.
[End Sidebar]

A shelter
from market extremes

[photo – people in a rowboat with a tent on the shore]

The past year has been one for the history books — a period of turbulence in the financial markets and tension for investors. Yet Intermediate Bond Fund of America has weathered several economic cycles and a variety of challenging markets over the past two decades. Throughout, the fund has served shareholder needs by adhering to its objective: to provide current income, consistent with preservation of capital, by investing in a portfolio of high-quality bonds with an intermediate maturity structure.

A stormy start

Intermediate Bond Fund of America was launched February 19, 1988, five months to the day after Black Monday — the largest one-day stock market decline since World War II. “It was a period of angst and uncertainty,” recalls Mike Johnston, one of the fund’s original architects. “High-yield bonds had become extremely popular investments, yet Black Monday made many investors uncomfortable taking on greater risks. In this environment, Intermediate Bond Fund of America offered a more conservative investment alternative.”

By design, the fund sought to deliver a higher return than money market funds, but without the volatile characteristics of lower rated and long-term bonds. Initially, the fund invested only in bonds rated AAA or AA with effective maturities of three to 10 years.

From the start, the fund faced serious obstacles. Interest rates climbed in 1988, as an accelerating economy and soaring corporate profits stoked worries of inflation. In general, rising interest rates lower the market value of all bonds, but have less impact on short-term securities than those with longer maturities. To buffer the effects of rising rates, portfolio counselors invested the fund’s assets mainly in short-term bonds. The decision proved beneficial, and the fund was able to deliver a positive return by the end of its first fiscal year.

Interest rate challenges

Over the life of the fund, there have been three significant stretches of rising rates, as can be seen in the chart on page 6: 1994, 1999 and 2004–2006. Of the three, 1994 was arguably the harshest. It was also the only time the fund has recorded a negative fiscal-year return.

“1994 was one of the worst bond markets since World War II,” recalls portfolio counselor and fund president John Smet. “Early in the year, the Federal Reserve began hiking interest rates in an effort to halt inflation. But the aggressiveness of the hikes took the market by surprise. From February 1994 to February 1995, they increased short-term rates three percentage points. In comparison, the 2004 to 2006 rate hikes were more gradual, and the market anticipated them.”

Despite these and other, briefer periods of rising rates, the broader trend over the life of the fund has been toward lower interest rates. As shown in the chart, the five-year Treasury yielded about 8% when the fund was launched; today its yield is closer to 3%. Other investment-grade bonds in which the fund invests also carry lower yields today than they did twenty years ago. Yields on these bonds are typically “spread” off of comparable Treasuries, offering investors a risk premium determined by credit quality and the fluid forces of supply and demand.

The trend toward lower rates brings with it both positive and negative aspects. On the plus side, inflation has been better contained in recent years than it was in the ’80s, which serves to keep yields generally lower. Additionally, declining rates generally boost the value of the fund because bond prices move in the opposite direction of rates. However, the current state of lower rates means that income returns are lower as well. Consequently, the fund has amended its guidelines over the years to admit other income opportunities.

[photo – sleeping owl in the hollow of a tree]

Expanding universe

Declining interest rates and an expanding bond market prompted two modifications to the fund’s guidelines during its 10th anniversary in 1998. At that time, the board of trustees approved broader investment flexibility and refocused the fund’s intermediate maturity objective. Portfolio counselor Thomas Hogh explains, “The first change allowed us to invest in A-rated bonds, which are one step below AA-rated debt yet well within the investment-grade category. This gave us immediate access to a wider range of income possibilities.”

The second change afforded greater investment flexibility by setting an average intermediate maturity for the portfolio rather than for each bond the fund purchased. This allowed portfolio counselors to acquire some longer maturity bonds with higher yields, which improved the fund’s income potential and increased the possibility for total returns during periods of declining interest rates. “Longer maturity bonds generally record larger gains than do intermediate bonds when rates decline,” notes Thomas.

A steady stream of debt issuance during the fund’s first decade created a favorable environment for these investment modifications. Early in the fund’s life, the bond market was dominated by government and high-quality corporate issuers — entities mainly rated AAA or AA. The steady expansion of the economy in the ’90s and the proliferation of more sophisticated debt financings meant a deeper pool of issuers with a broader range of credit ratings was available to the market by 1998. Additionally, the federal government was steadily moving toward a budget surplus; many projected that would lead to reduced government issuance. Consequently, nongovernment debt assumed a greater presence in the fund’s portfolio.

Expanding opportunities

The fund’s second decade ushered in an era of even greater sophistication in fixed-income financing. Structured securities — multilayered bonds constructed from packages of loans and other debt obligations — began to dominate the market. Despite their complexity, these securities offered additional diversity and alternative sources of income for the portfolio. They also necessitated a deeper level of research and scrutiny than was required for traditional, high-quality issues such as U.S. Treasuries.

“At the same time, interest rates resumed a downward trend,” recalls portfolio counselor David Hoag, “catalyzed in part by the recession of 2001 and the bursting of the telecom/technology investment bubble. By 2003, the Federal Reserve had lowered short-term interest rates to 1% — a 40-year low — in an effort to stimulate economic growth and ease lending conditions.”

Since that time, the market has experienced another cycle of rising (2004–2006) and falling (2007–2008) interest rates spurred by an improving, then faltering economy that was roiled by conditions in the housing and mortgage-related markets. Yet despite these cyclic changes, the overall level of interest rates has remained significantly lower in the fund’s second decade than during its first 10 years.

This environment of more sophisticated debt and ever lower rates prompted a third modification to the fund’s investment guidelines in 2006. “At that time,” says David, “the fund again expanded its investment horizon by permitting up to 10% of the portfolio to be in bonds rated BBB, the lowest investment-grade category.” As before, changing market conditions led to a broader field of income opportunities for fund shareholders.

A research-driven portfolio

While evolving investment guidelines mirrored changes in the broader bond market, they never altered the fund’s original objective: to provide current income from a portfolio of high-quality, intermediate debt securities. Even today, Intermediate Bond Fund of America holds about 77% of its portfolio in bonds rated AAA or AA. Of this amount, more than half are government or government-related issues.

In today’s market, however, hewing to the fund’s objective requires a broader research effort and more sophisticated portfolio management. With expanded investment guidelines and more complicated debt financings, multifaceted research has become an indispensable tool for identifying attractive bonds and shaping the mix of holdings to weather changing markets and serve the long-term needs of our shareholders.

Addressing this need, the fund’s adviser, Capital Research and Management Company, has more than doubled its staff of fixed-income professionals over the past two decades, creating teams of highly specialized, experienced and dedicated analysts to guide and support the investment decisions of the fund’s portfolio counselors. In addition, nine fixed-income analysts now directly manage about 19% of the fund’s portfolio, affording them an opportunity to invest in their highest conviction recommendations that serve the fund’s objectives. This blend of experience and research provides an incubator of investment ideas for the fund’s counselors and adds diversity of style, which can help smooth results over extended market cycles.

Staying the course

In many respects, the market’s recent turmoil echoes the environment that prevailed at the fund’s inception. Then, as now, stock markets were correcting, and Intermediate Bond Fund of America was viewed as a shelter from market extremes. While much has changed over the past two decades, investors still seek to limit their risks and moderate volatility in their investment portfolios, especially  during uncertain times. Intermediate Bond Fund of America strives to address that need. By adapting to market changes, the fund has remained true to its objectives and continues to offer a prudent option for cautious investors with long-term investment perspectives.

[photo – two boathouses on a lake]0

[Begin Sidebar]
The broader trend over the life of the fund has been toward lower interest rates. .... the five-year Treasury yielded about 8% when the fund was launched; today its yield is closer to 3%.
[End Sidebar]

[Begin Sidebar]
[begin line chart]
Two decades of declining rates

This chart shows the yield on the five-year Treasury, a proxy for the yield environment in which the fund primarily invests. Major events in the fund’s history are noted on the chart. Periods of recession are indicated by highlighted bands. Treasury yields are plotted from month-end values, February 1988 through August 2008.

Source: Federal Reserve (Treasury yields and federal funds rates), National Bureau of Economic Research (recession dates).

2/29/1988	7.64%
3/31/1988	8.04
4/30/1988	8.33
5/31/1988	8.73
6/30/1988	8.41
7/31/1988	8.75
8/31/1988	8.95
9/30/1988	8.61
10/31/1988	8.37
11/30/1988	8.91
12/31/1988	9.14
1/31/1989	9.08
2/28/1989	9.42
3/31/1989	9.53
4/30/1989	9.06
5/31/1989	8.65
6/30/1989	8.03
7/31/1989	7.56
8/31/1989	8.27
9/30/1989	8.36
10/31/1989	7.86
11/30/1989	7.74
12/31/1989	7.86
1/31/1990	8.35
2/28/1990	8.44
3/31/1990	8.65
4/30/1990	9.04
5/31/1990	8.56
6/30/1990	8.35
7/31/1990	8.13
8/31/1990	8.5
9/30/1990	8.47
10/31/1990	8.24
11/30/1990	7.91
12/31/1990	7.68
1/31/1991	7.62
2/28/1991	7.66
3/31/1991	ND
4/30/1991	7.63
5/31/1991	7.69
6/30/1991	7.9
7/31/1991	7.77
8/31/1991	7.34
9/30/1991	6.92
10/31/1991	6.74
11/30/1991	6.48
12/31/1991	5.93
1/31/1992	6.44
2/29/1992	6.58
3/31/1992	6.94
4/30/1992	6.91
5/31/1992	6.61
6/30/1992	6.29
7/31/1992	5.84
8/31/1992	5.6
9/30/1992	5.33
10/31/1992	5.9
11/30/1992	6.23
12/31/1992	6.04
1/31/1993	5.57
2/28/1993	5.21
3/31/1993	5.24
4/30/1993	5.14
5/31/1993	ND
6/30/1993	5.05
7/31/1993	5.16
8/31/1993	4.8
9/30/1993	4.79
10/31/1993	4.83
11/30/1993	5.15
12/31/1993	5.21
1/31/1994	5.02
2/28/1994	5.6
3/31/1994	6.23
4/30/1994	6.64
5/31/1994	6.77
6/30/1994	6.97
7/31/1994	6.73
8/31/1994	6.81
9/30/1994	7.28
10/31/1994	7.48
11/30/1994	7.79
12/31/1994	7.83
1/31/1995	7.54
2/28/1995	7.06
3/31/1995	7.08
4/30/1995	6.88
5/31/1995	6.08
6/30/1995	5.98
7/31/1995	6.16
8/31/1995	6.07
9/30/1995	6.01
10/31/1995	5.81
11/30/1995	5.53
12/31/1995	5.38
1/31/1996	5.25
2/29/1996	5.73
3/31/1996	6.1
4/30/1996	6.4
5/31/1996	6.64
6/30/1996	6.47
7/31/1996	6.57
8/31/1996	6.73
9/30/1996	6.46
10/31/1996	6.1
11/30/1996	5.84
12/31/1996	6.21
1/31/1997	6.26
2/28/1997	6.39
3/31/1997	6.77
4/30/1997	6.57
5/31/1997	6.51
6/30/1997	6.4
7/31/1997	5.9
8/31/1997	6.22
9/30/1997	6
10/31/1997	5.72
11/30/1997	5.83
12/31/1997	5.71
1/31/1998	5.39
2/28/1998	5.59
3/31/1998	5.64
4/30/1998	5.65
5/31/1998	5.56
6/30/1998	5.47
7/31/1998	5.52
8/31/1998	4.91
9/30/1998	4.23
10/31/1998	4.24
11/30/1998	4.51
12/31/1998	4.56
1/31/1999	4.55
2/28/1999	5.21
3/31/1999	5.12
4/30/1999	5.24
5/31/1999	ND
6/30/1999	5.67
7/31/1999	5.82
8/31/1999	5.88
9/30/1999	5.78
10/31/1999	5.97
11/30/1999	6.11
12/31/1999	6.36
1/31/2000	6.71
2/29/2000	6.61
3/31/2000	6.32
4/30/2000	6.56
5/31/2000	6.54
6/30/2000	6.18
7/31/2000	6.16
8/31/2000	5.98
9/30/2000	5.85
10/31/2000	5.83
11/30/2000	5.42
12/31/2000	4.99
1/31/2001	4.85
2/28/2001	4.7
3/31/2001	4.62
4/30/2001	4.97
5/31/2001	4.94
6/30/2001	4.97
7/31/2001	4.57
8/31/2001	4.46
9/30/2001	3.93
10/31/2001	3.66
11/30/2001	4.08
12/31/2001	4.38
1/31/2002	4.42
2/28/2002	4.27
3/31/2002	ND
4/30/2002	4.53
5/31/2002	4.37
6/30/2002	4.09
7/31/2002	3.53
8/31/2002	3.22
9/30/2002	2.63
10/31/2002	2.81
11/30/2002	3.28
12/31/2002	2.78
1/31/2003	3.02
2/28/2003	2.69
3/31/2003	2.78
4/30/2003	2.85
5/31/2003	2.3
6/30/2003	2.46
7/31/2003	3.38
8/31/2003	3.46
9/30/2003	2.85
10/31/2003	3.27
11/30/2003	3.38
12/31/2003	3.25
1/31/2004	3.17
2/29/2004	3.01
3/31/2004	2.8
4/30/2004	3.63
5/31/2004	ND
6/30/2004	3.81
7/31/2004	3.71
8/31/2004	3.33
9/30/2004	3.38
10/31/2004	3.3
11/30/2004	3.72
12/31/2004	3.63
1/31/2005	3.71
2/28/2005	4
3/31/2005	4.18
4/30/2005	3.9
5/31/2005	3.76
6/30/2005	3.72
7/31/2005	4.12
8/31/2005	3.87
9/30/2005	4.18
10/31/2005	4.45
11/30/2005	4.42
12/31/2005	4.35
1/31/2006	4.47
2/28/2006	4.61
3/31/2006	4.82
4/30/2006	4.92
5/31/2006	5.04
6/30/2006	5.1
7/31/2006	4.91
8/31/2006	4.7
9/30/2006	4.59
10/31/2006	4.57
11/30/2006	4.45
12/31/2006	4.7
1/31/2007	4.82
2/28/2007	4.52
3/31/2007	4.54
4/30/2007	4.51
5/31/2007	4.86
6/30/2007	4.92
7/31/2007	4.6
8/31/2007	4.25
9/30/2007	4.23
10/31/2007	4.16
11/30/2007	3.41
12/31/2007	3.45
1/31/2008	2.82
2/29/2008	2.5
3/31/2008	2.46
4/30/2008	3.03
5/31/2008	3.41
6/30/2008	3.34
7/31/2008	3.25
8/31/2008	3.1

1988	Shortly after the fund’s launch, yields begin to rise as the economy strengthens and investors worry about inflation.

1989	Interest rates decline after the Berlin Wall falls, marking an end to the Cold War.

1990	Iraq invades Kuwait, sparking higher oil prices and inflation fears. At the same time, the U.S. economy slips into recession as S&Ls buckle under the weight of problem commercial loans.

1994	One of the worst bond markets in recent history, as the Federal Reserve aggressively raises rates to rein in inflation.

1995	The bond market recovers as the economy cools, tempering inflation concerns.

1997	The Asian currency crisis fuels a demand for U.S. bonds.

1998	High-quality bonds benefit from Russia’s default on its debt, followed by the collapse of a high-profile hedge fund.

1999	Strong economic growth prompts rate hikes by the Federal Reserve, sending bond prices lower.

2000	The stock market bubble bursts and the Treasury yield curve inverts as investors flock to the relative safety of bonds.

2001	Bonds thrive as a recession takes hold and America faces the devastation of September 11. The Federal Reserve aggressively lowers interest rates.

2003	Short-term interest rates reach a 40-year low, then begin to rebound mid-year on evidence of a strengthening economy.

2006	Following two years of steady rate increases, the Federal Reserve pauses mid-year, giving the bond market a breather.

2007	Troubles in the mortgage market ignite a flight to quality, followed by aggressive intervention by the Federal Reserve to ward off recession and ease credit concerns.
[end line chart]
[End Sidebar]

Summary investment portfolio, August 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Mortgage-backed obligations	30.8%
Corporate bonds & notes	26.1
U.S. Treasury bonds & notes	19.5
Asset-backed obligations	10.0
Federal agency bonds & notes	7.7
Other	1.1
Short-term securities & other assets less liabilities	4.8
[end pie chart]

Quality breakdown*	Percent of net assets
U.S. government obligations†	21.1%
Federal agencies	21.9
Aaa/AAA	23.0
Aa/AA	10.7
A/A	13.1
Baa/BBB	5.3
B††	0.1
Short-term securities & other assets less liabilities	4.8

*Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's investment analysts. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.
††Rating reflects downgrade subsequent to purchase.

Bonds & notes - 94.49%	Principal amount (000)	Value (000)	Percent of net assets

Mortgage-backed obligations - 30.79%
Federal agency mortgage-backed obligations (1) - 15.72%
Fannie Mae:
6.00% 2037	$24,951	$25,233
7.00% 2037	17,485	18,293
5.50% 2038	24,925	24,639
6.50% 2047	18,690	19,109
Series 2003-T1, Class B, 4.491% 2012	17,615	17,637
Series 2006-43, Class PX, 6.00% 2036	23,952	24,306
0%-13.50% 2009-2047 (2)	331,597	329,486	8.37%
Freddie Mac:
5.00% 2023	19,328	19,150
5.50% 2038	22,389	22,097
5.606% 2038 (2)	19,488	19,767
0%-10.551% 2008-2038 (2)	260,064	255,345	5.78
Government National Mortgage Assn.:
6.00% 2038	83,750	84,859
8.50%- 9.50% 2008-2023	968	1,055	1.57
		860,976	15.72

Commercial mortgage-backed securities (1) - 8.16%
CS First Boston Mortgage Securities Corp. 4.183%-8.155% 2035-2041 (2) (3)	44,613	43,155.79
Fannie Mae 5.341%-7.30% 2010-2012	18,025	18,956.35
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	18,217	18,793.34
Other securities		366,028	6.68
		446,932	8.16

Collateralized mortgage-backed obligations (privately originated) (1) - 6.20%
CS First Boston Mortgage Securities Corp. 0%-7.50% 2032-2036 (3) (4)	34,984	28,465.52
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.873% 2047 (2)	38,992	23,977.44
Other securities		287,161	5.24
		339,603	6.20

Other mortgage-backed securities - 0.71%
Other securities		38,556.71

Total mortgage-backed obligations		1,686,067	30.79

Corporate bonds & notes - 26.09%
Financials - 13.19%
Bank of America Corp. 4.90% 2013	27,000	26,158.48
Wells Fargo & Co. 4.375% 2013	26,500	25,408.46
Santander Issuances, SA Unipersonal 5.805% 2016 (2) (3)	21,300	20,378.37
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010 (3)	18,010	17,753.33
Other securities		632,579	11.55
		722,276	13.19

Industrials - 2.70%
General Electric Co. 5.00% 2013	2,000	2,025
General Electric Capital Corp. 4.80%-5.625% 2013-2017	20,500	20,259.41
Canadian National Railway Co. 4.95% 2014	17,850	17,918.33
Other securities		107,687	1.96
		147,889	2.70

Telecommunication services - 2.20%
SBC Communications Inc. 6.25% 2011	34,250	35,587.65
Other securities		84,760	1.55
		120,347	2.20

Consumer staples - 1.68%
Costco Wholesale Corp. 5.30% 2012	20,700	21,679.39
Walgreen Co. 4.875% 2013	17,750	17,934.33
Other securities		52,615.96
		92,228	1.68

Utilities - 1.46%
Other securities		80,013	1.46

Consumer discretionary - 1.32%
Other securities		72,242	1.32

Energy - 1.18%
Other securities		64,475	1.18

Health care - 1.06%
Other securities		58,237	1.06

Other corporate bonds & notes - 1.30%
Other securities		71,031	1.30

Total corporate bonds & notes		1,428,738	26.09

U.S. Treasury bonds & notes - 19.51%
U.S. Treasury:
4.875% 2009	19,154	19,574
6.00% 2009	22,050	22,833
4.50% 2011	31,500	33,267
4.875% 2011	253,750	269,442
4.25% 2012	247,945	260,962
4.50% 2012	100,000	105,809
4.625% 2012	20,000	21,301
4.625% 2012	17,800	18,899
4.75% 2012	30,000	32,031
3.625% 2013	35,750	36,679
4.25% 2013	87,835	92,601
5.125% 2016	29,500	32,697
7.50% 2016	25,000	31,644
0%-7.25% 2009-2037 (4) (5)	94,655	90,713	19.51
		1,068,452	19.51

Asset-backed obligations (1) - 9.98%
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	18,500	18,465.34
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 1-A-1A, 5.837% 2037 (2)	3,543	3,029.05
Other securities		525,028	9.59
		546,522	9.98

Federal agency bonds & notes - 7.69%
Fannie Mae:
5.00% 2011	44,295	46,067
6.00% 2011	35,000	37,237
5.25% 2012	66,545	61,410
6.125% 2012	68,750	73,952
4.625%-7.125% 2009-2013 (2)	23,575	22,681	4.41
Freddie Mac:
4.125% 2009	20,000	20,227
3.25% 2011	25,000	24,904
5.875% 2011	57,800	54,748
5.00%-6.625% 2009-2018	19,085	17,209	2.14
Federal Home Loan Bank 5.625% 2016	22,020	19,515.36
Federal Agricultural Mortgage Corp. 4.875% 2011 (3)	17,750	18,308.33
Other securities		24,566.45
		420,824	7.69

Other - 0.43%
Corporación Andina de Fomento 6.875% 2012	20,000	21,004.38
Other securities		2,990.05
		23,994.43

Total bonds & notes (cost: $5,367,333,000)		5,174,597	94.49

Preferred securities - 0.67%		Value (000)	Percent of net assets

Other - 0.64%
Other securities		$34,800.64

Miscellaneous - 0.03%
Other preferred securities in initial period of acquisition		1,781.03

Total preferred securities (cost: $42,738,000)		36,581.67

Short-term securities - 4.49%	Principal amount (000)	Value (000)	Percent of net assets

Coca-Cola Co. 2.16% due 10/31/2008 (3)	$51,000	$50,761.93
Pfizer Inc 2.27% due 9/26/2008 (3)	44,600	44,514.81
Hewlett-Packard Co. 2.17%-2.18% due 10/2-10/10/2008 (3)	44,100	44,009.80
General Electric Capital Corp. 2.07% due 9/2/2008	42,000	41,990.77
Procter & Gamble International Funding S.C.A. 2.27% due 9/29/2008 (3)	19,600	19,558.36
Honeywell International Inc. 2.03% due 9/9/2008 (3)	19,000	18,990.35
Other securities		26,061.47

Total short-term securities (cost: $245,958,000)		245,883	4.49

Total investment securities (cost: $5,656,029,000)		5,457,061	99.65
Other assets less liabilities		18,932.35

Net assets		$5,475,993	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $986,669,000, which represented 18.02% of the net assets of the fund.

(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $87,750,000, which represented 1.60% of the net assets of the fund.

(5) Index-linked bond whose principal amount moves with a government retail price index.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2008	(dollars in thousands)

Assets:
Investment securities, at value (cost: $5,656,029)		$5,457,061
Cash		428
Receivables for:
Sales of investments	$1,178
Sales of fund's shares	13,625
Interest	53,239	68,042
		5,525,531
Liabilities:
Payables for:
Purchases of investments	32,594
Repurchases of fund's shares	7,867
Dividends on fund's shares	3,201
Investment advisory services	1,187
Services provided by affiliates	4,472
Trustees' deferred compensation	164
Other	53	49,538
Net assets at August 31, 2008		$5,475,993

Net assets consist of:
Capital paid in on shares of beneficial interest		$5,753,693
Undistributed net investment income		300
Accumulated net realized loss		(79,032)
Net unrealized depreciation		(198,968)
Net assets at August 31, 2008		$5,475,993

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (420,608 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$3,820,200	293,427	$13.02
Class B	206,753	15,881	13.02
Class C	248,579	19,093	13.02
Class F-1	518,143	39,798	13.02
Class F-2	3,663	282	13.02
Class 529-A	151,919	11,669	13.02
Class 529-B	20,940	1,608	13.02
Class 529-C	65,230	5,010	13.02
Class 529-E	8,649	664	13.02
Class 529-F-1	27,505	2,113	13.02
Class R-1	6,623	509	13.02
Class R-2	128,148	9,843	13.02
Class R-3	132,874	10,206	13.02
Class R-4	60,816	4,671	13.02
Class R-5	75,951	5,834	13.02
* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $13.35 each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2008	(dollars in thousands)

Investment income:
Income:
Interest	$267,527
Dividends	117	$267,644

Fees and expenses*:
Investment advisory services	15,576
Distribution services	18,882
Transfer agent services	4,638
Administrative services	2,865
Reports to shareholders	230
Registration statement and prospectus	434
Postage, stationery and supplies	470
Trustees' compensation	48
Auditing and legal	105
Custodian	27
State and local taxes	49
Other	43
Total fees and expenses before reimbursements/waivers	43,367
Less reimbursements/waivers of fees and expenses:
Investment advisory services	1,558
Administrative services	112
Total fees and expenses after reimbursements/waivers		41,697
Net investment income		225,947

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		3,004
Net unrealized depreciation on investments		(163,474)

Net realized gain and unrealized depreciation on investments		(160,470)

Net increase in net assets resulting from operations		$65,477

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31
	2008	2007
Operations:
Net investment income	$225,947	$214,698

Net realized gain (loss) on investments	3,004	(7,924)

Net unrealized (depreciation) appreciation on investments	(163,474)	9,179

Net increase in net assets resulting from operations	65,477	215,953

Dividends paid or accrued to shareholders from net investment income	(227,631)	(214,398)

Net capital share transactions	512,620	44,424

Total increase in net assets	350,466	45,979

Net assets:
Beginning of year	5,125,527	5,079,548

End of year (including undistributed net investment income: $300 and $1,713, respectively)	$5,475,993	$5,125,527

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide you with current income while preserving your investment by maintaining a portfolio having a dollar-weighted average maturity of no less than three years and no greater than five year under normal market conditions. The fund invests primarily in debt securities with quality ratings of A or better.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally only offered through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2008, the fund reclassified $290,000 from accumulated net realized loss to undistributed net investment income and $19,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

		(dollars in thousands)
Undistributed ordinary income		$3,168
Capital loss carryforwards*:
Expiring 2009	$ (166)
Expiring 2011	(13,436)
Expiring 2012	(2,039)
Expiring 2014	(11,583)
Expiring 2015	(40,678)	(67,902)
Post-October capital loss deferrals (realized during the period November 1, 2007, through August 31, 2008) †		(10,898)
Gross unrealized appreciation on investment securities		32,382
Gross unrealized depreciation on investment securities		(231,649)
Net unrealized depreciation on investment securities		(199,267)
Cost of investment securities		5,656,328
*Reflects the utilization of capital loss carryforwards of $8,560,000. The remaining capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31
Share class	2008	2007
Class A	$161,751	$152,463
Class B	7,992	8,869
Class C	9,232	10,238
Class F-1	22,011	19,104
Class F-2 *	7	-
Class 529-A	6,265	5,424
Class 529-B	743	752
Class 529-C	2,410	2,603
Class 529-E	341	309
Class 529-F-1	1,206	948
Class R-1	226	175
Class R-2	4,488	4,084
Class R-3	5,115	4,556
Class R-4	2,382	1,791
Class R-5	3,462	3,082
Total	$227,631	$214,398

* Class F-2 was offered beginning August 1, 2008.

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $6 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2008, total investment advisory services fees waived by CRMC were $1,558,000. As a result, the fee shown on the accompanying financial statements of $15,576,000, which was equivalent to an annualized rate of 0.291%, was reduced to $14,018,000, or 0.262% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2008, the total administrative services fees paid by CRMC were $112,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$9,829	$4,396	Not applicable	Not applicable	Not applicable
Class B	2,192	242	Not applicable	Not applicable	Not applicable
Class C	2,567	Included in administrative services	$340	$69	Not applicable
Class F-1	1,268		671	89	Not applicable
Class F-2	Not applicable		- *	- *	Not applicable
Class 529-A	317		145	30	$ 146
Class 529-B	211		21	7	21
Class 529-C	682		70	21	68
Class 529-E	42		9	2	8
Class 529-F-1	-		26	6	27
Class R-1	64		3	8	Not applicable
Class R-2	937		183	446	Not applicable
Class R-3	636		182	106	Not applicable
Class R-4	137		77	9	Not applicable
Class R-5	Not applicable		71	4	Not applicable
Total	$18,882	$4,638	$1,798	$797	$270
* Amount less than one thousand.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $48,000, shown on the accompanying financial statements, includes $63,000 in current fees (either paid in cash or deferred) and a net decrease of $15,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2008
Class A	$1,179,157	88,158	$145,396	10,911	$(930,366)	(69,759)	$394,187	29,310
Class B	32,266	2,405	7,038	528	(52,628)	(3,950)	(13,324)	(1,017)
Class C	61,260	4,568	8,074	606	(74,876)	(5,616)	(5,542)	(442)
Class F-1	251,567	18,814	19,522	1,465	(219,593)	(16,483)	51,496	3,796
Class F-2†	3,659	281	6	1	-	-	3,665	282
Class 529-A	36,868	2,759	6,241	469	(21,754)	(1,633)	21,355	1,595
Class 529-B	1,995	149	741	55	(2,173)	(163)	563	41
Class 529-C	7,327	549	2,401	180	(12,424)	(933)	(2,696)	(204)
Class 529-E	1,941	145	339	25	(1,491)	(112)	789	58
Class 529-F-1	7,619	571	1,200	90	(4,770)	(358)	4,049	303
Class R-1	5,582	415	221	17	(4,373)	(326)	1,430	106
Class R-2	48,327	3,610	4,445	334	(37,607)	(2,818)	15,165	1,126
Class R-3	66,350	4,961	5,078	381	(53,244)	(3,984)	18,184	1,358
Class R-4	29,890	2,238	2,369	178	(16,511)	(1,241)	15,748	1,175
Class R-5	23,159	1,736	2,646	199	(18,254)	(1,369)	7,551	566
Total net increase
(decrease)	$1,756,967	131,359	$205,717	15,439	$(1,450,064)	(108,745)	$512,620	38,053

Year ended August 31, 2007
Class A	$865,660	64,528	$135,786	10,115	$(976,988)	(72,823)	$24,458	1,820
Class B	18,452	1,375	7,724	575	(62,938)	(4,690)	(36,762)	(2,740)
Class C	39,673	2,957	8,954	667	(93,629)	(6,978)	(45,002)	(3,354)
Class F-1	223,115	16,630	16,817	1,253	(203,943)	(15,199)	35,989	2,684
Class 529-A	32,973	2,457	5,401	402	(18,329)	(1,366)	20,045	1,493
Class 529-B	1,112	83	750	56	(2,344)	(175)	(482)	(36)
Class 529-C	7,998	596	2,591	193	(15,956)	(1,190)	(5,367)	(401)
Class 529-E	2,620	195	308	23	(1,912)	(142)	1,016	76
Class 529-F-1	7,575	565	944	70	(2,068)	(154)	6,451	481
Class R-1	3,103	231	173	13	(2,659)	(198)	617	46
Class R-2	41,506	3,092	4,051	302	(34,238)	(2,554)	11,319	840
Class R-3	51,537	3,841	4,523	337	(42,294)	(3,157)	13,766	1,021
Class R-4	22,319	1,664	1,783	133	(10,301)	(768)	13,801	1,029
Class R-5	15,763	1,175	2,056	153	(13,244)	(987)	4,575	341
Total net increase
(decrease)	$1,333,406	99,389	$191,861	14,292	$(1,480,843)	(110,381)	$44,424	3,300

* Includes exchanges between share classes of the fund.
† Class F-2 was offered beginning August 1, 2008.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,219,821,000 and $2,229,831,000, respectively, during the year ended August 31, 2008.

Financial highlights1

		Income from investment operations(2)
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers (4)	Ratio of net income to average net assets (4)
Class A:
Year ended 8/31/2008	$13.40	$.57	$(.37)	$.20	$(.58)	$13.02	1.50%	$3,820	.70%	.67%	4.32%
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.55	3,539	.70	.67	4.39
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	3,513	.71	.68	3.93
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	3,745	.70	.69	3.22
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	3,768	.70	.70	2.84
Class B:
Year ended 8/31/2008	13.40	.48	(.37)	.11	(.49)	13.02	.76	207	1.43	1.40	3.61
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.80	226	1.43	1.40	3.66
Year ended 8/31/2006	13.63	.44	(.24)	.20	(.44)	13.39	1.50	263	1.42	1.39	3.23
Year ended 8/31/2005	13.80	.35	(.16)	.19	(.36)	13.63	1.39	303	1.40	1.38	2.52
Year ended 8/31/2004	13.74	.30	.08	.38	(.32)	13.80	2.78	339	1.39	1.39	2.15
Class C:
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.71	248	1.48	1.45	3.56
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.75	262	1.49	1.46	3.61
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.44	307	1.47	1.44	3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.32	360	1.47	1.45	2.45
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.70	383	1.47	1.47	2.07
Class F-1:
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.49	518	.71	.68	4.31
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.56	482	.69	.66	4.39
Year ended 8/31/2006	13.63	.54	(.24)	.30	(.54)	13.39	2.25	446	.66	.63	3.99
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	377	.70	.68	3.23
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.48	304	.70	.70	2.80
Class F-2:
Period from 8/8/2008 to 8/31/2008	13.03	.03	(.01)	.02	(.03)	13.02	.19	4	.03	.03	.27
Class 529-A:
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.44	152	.76	.73	4.27
Year ended 8/31/2007	13.39	.58	.01	.59	(.58)	13.40	4.49	135	.76	.73	4.33
Year ended 8/31/2006	13.63	.52	(.24)	.28	(.52)	13.39	2.17	115	.75	.72	3.91
Year ended 8/31/2005	13.80	.43	(.16)	.27	(.44)	13.63	2.03	99	.75	.73	3.18
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	79	.70	.70	2.81
Class 529-B:
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	21	1.55	1.52	3.48
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.66	21	1.56	1.53	3.53
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.37	21	1.55	1.52	3.10
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.20	22	1.59	1.57	2.34
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.58	20	1.59	1.59	1.93
Class 529-C:
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	65	1.55	1.52	3.49
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.67	70	1.56	1.53	3.54
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.38	75	1.53	1.51	3.12
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.21	69	1.57	1.55	2.36
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.59	55	1.58	1.58	1.94
Class 529-E:
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.16	9	1.04	1.01	3.99
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.19	8	1.05	1.02	4.05
Year ended 8/31/2006	13.63	.49	(.24)	.25	(.49)	13.39	1.89	7	1.02	1.00	3.63
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.73	6	1.06	1.04	2.88
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	5	1.06	1.06	2.44
Class 529-F-1:
Year ended 8/31/2008	13.40	.60	(.37)	.23	(.61)	13.02	1.67%	27	.54	.51	4.49
Year ended 8/31/2007	13.39	.61	.01	.62	(.61)	13.40	4.71	24	.55	.52	4.55
Year ended 8/31/2006	13.63	.55	(.24)	.31	(.55)	13.39	2.39	18	.52	.50	4.15
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.05	12	.72	.70	3.22
Year ended 8/31/2004	13.74	.38	.08	.46	(.40)	13.80	3.37	7	.81	.81	2.67
Class R-1:
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.69	7	1.50	1.47	3.53
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.69	5	1.58	1.51	3.55
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.43	5	1.58	1.46	3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.30	4	1.59	1.47	2.46
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.68	3	1.62	1.48	2.03
Class R-2:
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.72	128	1.56	1.44	3.56
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.76	117	1.62	1.45	3.62
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.45	106	1.77	1.44	3.19
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.34	93	1.80	1.43	2.49
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.72	71	1.89	1.45	2.05
Class R-3:
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.15	133	1.04	1.01	3.99
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.17	119	1.07	1.04	4.02
Year ended 8/31/2006	13.63	.48	(.24)	.24	(.48)	13.39	1.83	105	1.09	1.05	3.57
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.72	90	1.09	1.05	2.87
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	63	1.10	1.07	2.43
Class R-4:
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.48	61	.72	.69	4.30
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.53	47	.71	.68	4.39
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	33	.71	.68	3.96
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	24	.71	.69	3.25
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.47	13	.71	.71	2.74
Class R-5:
Year ended 8/31/2008	13.40	.61	(.37)	.24	(.62)	13.02	1.79	76	.41	.38	4.62
Year ended 8/31/2007	13.39	.63	.01	.64	(.63)	13.40	4.84	71	.42	.39	4.67
Year ended 8/31/2006	13.63	.57	(.24)	.33	(.57)	13.39	2.51	66	.41	.38	4.24
Year ended 8/31/2005	13.80	.48	(.16)	.32	(.49)	13.63	2.40	66	.39	.37	3.53
Year ended 8/31/2004	13.74	.44	.08	.52	(.46)	13.80	3.81	65	.39	.39	3.11

	Year ended August 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	80%	63%	71%	76%	68%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Intermediate Bond Fund of America (the “Fund”), as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 9, 2008

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008, through August 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2008	Ending account value 8/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$985.49	$3.44	.69%
Class A -- assumed 5% return	1,000.00	1,021.67	3.51	.69
Class B -- actual return	1,000.00	982.00	6.97	1.40
Class B -- assumed 5% return	1,000.00	1,018.10	7.10	1.40
Class C -- actual return	1,000.00	981.80	7.22	1.45
Class C -- assumed 5% return	1,000.00	1,017.85	7.35	1.45
Class F-1 -- actual return	1,000.00	985.56	3.39	.68
Class F-1 -- assumed 5% return	1,000.00	1,021.72	3.46	.68
Class F-2 -- actual return †	1,000.00	1,001.90	.28	.45
Class F-2 -- assumed 5% return †	1,000.00	1,022.87	2.29	.45
Class 529-A -- actual return	1,000.00	985.26	3.69	.74
Class 529-A -- assumed 5% return	1,000.00	1,021.42	3.76	.74
Class 529-B -- actual return	1,000.00	981.41	7.57	1.52
Class 529-B -- assumed 5% return	1,000.00	1,017.50	7.71	1.52
Class 529-C -- actual return	1,000.00	981.46	7.52	1.51
Class 529-C -- assumed 5% return	1,000.00	1,017.55	7.66	1.51
Class 529-E -- actual return	1,000.00	983.97	4.99	1.00
Class 529-E -- assumed 5% return	1,000.00	1,020.11	5.08	1.00
Class 529-F-1 -- actual return	1,000.00	986.43	2.50	.50
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.62	2.54	.50
Class R-1 -- actual return	1,000.00	981.83	7.17	1.44
Class R-1 -- assumed 5% return	1,000.00	1,017.90	7.30	1.44
Class R-2 -- actual return	1,000.00	981.80	7.17	1.44
Class R-2 -- assumed 5% return	1,000.00	1,017.90	7.30	1.44
Class R-3 -- actual return	1,000.00	984.02	4.94	.99
Class R-3 -- assumed 5% return	1,000.00	1,020.16	5.03	.99
Class R-4 -- actual return	1,000.00	985.55	3.39	.68
Class R-4 -- assumed 5% return	1,000.00	1,021.72	3.46	.68
Class R-5 -- actual return	1,000.00	987.06	1.90	.38
Class R-5 -- assumed 5% return	1,000.00	1,023.23	1.93	.38

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 8, 2008 (the initial sale of the share class), through August 31, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2008:

Qualified dividend income	$ 1,440,000
U.S. government income that may be exempt from state taxation	30,508,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2008 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–5.67%	1.17%	3.56%
Not reflecting CDSC	–0.89	1.52	3.56

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–1.89	1.46	2.47
Not reflecting CDSC	–0.93	1.46	2.47

Class F-1 shares[1] — first sold 3/19/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–0.17	2.24	3.26

Class F-2 shares[1] — first sold 8/8/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–0.76[2]

Class 529-A shares[3] — first sold 2/19/02
Reflecting 2.50% maximum sales charge	–2.68	1.66	2.50
Not reflecting maximum sales charge	–0.22	2.18	2.90

Class 529-B shares[3] — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	–5.79	1.01	2.08
Not reflecting CDSC	–1.01	1.36	2.08

Class 529-C shares[3] — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable
only if shares are sold
within one year of purchase	–1.96	1.37	2.08
Not reflecting CDSC	–1.00	1.37	2.08

Class 529-E shares[1,3] — first sold 3/15/02	–0.50	1.89	2.76

Class 529-F-1 shares[1,3] — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	0.00	2.31	2.51

[1]These shares are sold without any initial or contingent deferred sales charge.
[2]Results are cummulative total returns; they are not annualized.
[3]Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 21 and 22 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 74		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 75	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

James G. Ellis, 61	2006	Dean and Professor of Marketing, University of Southern California

Martin Fenton, 73	1989	Chairman of the Board, Senior Resource
Chairman of the Board		Group LLC (development and management
(Independent and		of senior living communities)
Non-Executive)

Leonard R. Fuller, 62	1994	President and CEO, Fuller Consulting
(financial management consulting firm)

R. Clark Hooper, 62	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 73	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 65	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 59	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 74

H. Frederick Christie, 75	21	AECOM Technology Corporation; DineEquity, Inc.; Ducommun Incorporated; SouthWest Water Company

James G. Ellis, 61	12	None

Martin Fenton, 73	18	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 62	16	None

R. Clark Hooper, 62	18	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Richard G. Newman, 73	14	Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 65	13	None

Steadman Upham, Ph.D., 59	14	None

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 28 for footnotes.

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund[1]	principal underwriter of the fund

Abner D. Goldstine, 78	1987	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director, Capital Research and Management Company

Paul G. Haaga, Jr., 59	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

John H. Smet, 52	1993	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 78	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 59	14	None
Vice Chairman of the Board

John H. Smet, 52	2	None
President

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

David A. Hoag, 43	2004	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company

Thomas H. Hogh, 45	2004	Senior Vice President — Fixed Income, Capital
Vice President		Research Company[5]

Kristine M. Nishiyama, 38	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[5]

Kimberly S. Verdick, 44	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 33	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 33	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

M. Susan Gupton, 35	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2008, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
>	Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. MFGEAR-923-1008P

Litho in USA KBDA/L/8059-S16802

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$76,000
2008	$84,000

b) Audit-Related Fees:
2007	$2,000
2008	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$6,000
2008	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	$1,011,000
2008	$828,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$5,000
2008	$8,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,294,000 for fiscal year 2007 and $1,141,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Intermediate Bond Fund of America®
Investment portfolio
August 31, 2008

	Principal amount	Value
Bonds & notes — 94.49%	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS — 30.79%
Federal agency mortgage-backed obligations[1] — 15.72%
Fannie Mae 7.00% 2009	$ 6	$ 6
Fannie Mae 7.50% 2009	16	16
Fannie Mae 7.50% 2009	14	14
Fannie Mae 7.50% 2009	3	3
Fannie Mae 7.50% 2009	1	1
Fannie Mae 8.50% 2009	2	2
Fannie Mae 9.00% 2009	7	7
Fannie Mae 9.00% 2009	4	4
Fannie Mae 9.50% 2009	40	41
Fannie Mae 7.00% 2010	6	6
Fannie Mae 9.50% 2010	1	1
Fannie Mae 7.00% 2011	156	159
Fannie Mae 7.00% 2011	89	91
Fannie Mae 7.00% 2011	12	12
Fannie Mae 7.00% 2012	139	142
Fannie Mae 7.00% 2015	1,100	1,149
Fannie Mae 7.00% 2015	291	304
Fannie Mae 7.00% 2015	45	47
Fannie Mae 7.00% 2015	25	26
Fannie Mae 7.50% 2015	523	549
Fannie Mae 7.50% 2015	501	527
Fannie Mae 7.50% 2015	229	241
Fannie Mae 7.50% 2015	208	219
Fannie Mae 7.50% 2015	61	64
Fannie Mae 7.50% 2015	55	58
Fannie Mae 7.50% 2015	54	57
Fannie Mae 9.00% 2015	317	339
Fannie Mae 13.50% 2015	129	148
Fannie Mae 7.00% 2016	800	838
Fannie Mae 7.00% 2016	348	364
Fannie Mae 7.00% 2016	187	196
Fannie Mae 7.50% 2016	197	208
Fannie Mae 9.00% 2016	505	549
Fannie Mae 11.50% 2016	157	176
Fannie Mae 7.00% 2017	781	819
Fannie Mae 7.00% 2017	528	555
Fannie Mae 7.00% 2017	311	325
Fannie Mae 9.00% 2018	14	15
Fannie Mae 10.00% 2018	78	88
Fannie Mae 11.50% 2019	433	482
Fannie Mae 11.00% 2020	142	162
Fannie Mae 11.00% 2020	69	77
Fannie Mae 11.50% 2020	93	105
Fannie Mae 10.00% 2021	147	166
Fannie Mae 9.50% 2022	40	44
Fannie Mae 7.50% 2023	178	191
Fannie Mae 6.00% 2024	3,586	3,649
Fannie Mae 10.00% 2025	155	174
Fannie Mae 6.00% 2026	2,394	2,436
Fannie Mae 8.50% 2026	24	26
Fannie Mae 9.208% 2026[2]	768	854
Fannie Mae 9.50% 2026	398	450
Fannie Mae 8.50% 2027	64	70
Fannie Mae 6.00% 2028	7,616	7,730
Fannie Mae 6.00% 2028	2,785	2,826
Fannie Mae 7.50% 2031	80	86
Fannie Mae 6.50% 2035	5,815	6,031
Fannie Mae 6.00% 2036	5,815	5,886
Fannie Mae 6.00% 2036	2,346	2,374
Fannie Mae 5.00% 2037	2,185	2,104
Fannie Mae 5.00% 2037	1,875	1,804
Fannie Mae 5.00% 2037	1,287	1,239
Fannie Mae 5.50% 2037	7,381	7,217
Fannie Mae 5.50% 2037	5,050	4,938
Fannie Mae 5.632% 2037[2]	6,197	6,299
Fannie Mae 5.853% 2037[2]	10,462	10,712
Fannie Mae 5.855% 2037[2]	14,570	14,880
Fannie Mae 6.00% 2037	24,951	25,233
Fannie Mae 6.00% 2037	17,432	17,629
Fannie Mae 6.032% 2037[2]	6,955	7,130
Fannie Mae 6.50% 2037	11,986	12,269
Fannie Mae 6.50% 2037	11,610	11,885
Fannie Mae 6.50% 2037	4,135	4,233
Fannie Mae 7.00% 2037	17,485	18,293
Fannie Mae 7.00% 2037	16,841	17,619
Fannie Mae 7.00% 2037	8,989	9,332
Fannie Mae 7.00% 2037	8,725	9,058
Fannie Mae 7.00% 2037	7,718	8,075
Fannie Mae 7.00% 2037	5,357	5,561
Fannie Mae 7.00% 2037	3,441	3,572
Fannie Mae 7.00% 2037	1,996	2,072
Fannie Mae 7.00% 2037	1,365	1,428
Fannie Mae 7.00% 2037	1,153	1,197
Fannie Mae 7.50% 2037	4,351	4,551
Fannie Mae 7.50% 2037	982	1,027
Fannie Mae 4.443% 2038[2]	6,174	6,078
Fannie Mae 4.50% 2038	9,977	9,261
Fannie Mae 4.50% 2038	772	717
Fannie Mae 4.539% 2038[2]	2,351	2,328
Fannie Mae 5.00% 2038	7,757	7,457
Fannie Mae 5.45% 2038[2]	5,278	5,351
Fannie Mae 5.50% 2038	24,925	24,639
Fannie Mae 6.00% 2038	6,603	6,673
Fannie Mae 6.50% 2038	4,460	4,565
Fannie Mae 6.50% 2047	18,690	19,109
Fannie Mae 7.00% 2047	1,718	1,787
Fannie Mae 7.00% 2047	265	276
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	17,615	17,637
Fannie Mae, Series 88-16, Class B, 9.50% 2018	18	20
Fannie Mae, Series 90-21, Class Z, 9.00% 2020	341	373
Fannie Mae, Series 2001-4, Class GA, 10.181% 2025[2]	780	868
Fannie Mae, Series 2001-4, Class NA, 11.873% 2025[2]	1,789	1,979
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,355	1,447
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	1,327	1,427
Fannie Mae, Series 2001-20, Class D, 11.074% 2031[2]	138	156
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	6,655	6,536
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	10,846	8,119
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	5,860	4,665
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	23,952	24,306
Fannie Mae, Series 2006-114, Class PD, 6.00% 2036	10,861	11,051
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	7,586	7,748
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037	13,328	9,917
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	10,199	10,206
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	11,618	11,823
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	317	333
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	293	309
Freddie Mac 7.00% 2008	1	1
Freddie Mac 8.50% 2009	12	12
Freddie Mac 8.00% 2010	11	11
Freddie Mac 9.50% 2010	—	—
Freddie Mac 8.00% 2012	18	19
Freddie Mac 6.00% 2014	68	69
Freddie Mac 6.00% 2014	52	53
Freddie Mac 7.00% 2015	63	65
Freddie Mac 8.00% 2017	192	205
Freddie Mac 8.00% 2017	77	82
Freddie Mac 8.00% 2017	58	62
Freddie Mac 8.50% 2018	1	1
Freddie Mac 10.00% 2018	402	453
Freddie Mac 8.50% 2019	56	60
Freddie Mac 10.00% 2019	298	337
Freddie Mac 8.50% 2020	20	22
Freddie Mac 8.50% 2021	31	33
Freddie Mac 10.00% 2021	132	148
Freddie Mac 5.00% 2023	19,328	19,150
Freddie Mac 5.00% 2023	15,116	14,977
Freddie Mac 5.00% 2023	4,507	4,466
Freddie Mac 5.00% 2023	3,874	3,839
Freddie Mac 10.00% 2025	164	184
Freddie Mac 6.00% 2026	1,067	1,086
Freddie Mac 6.00% 2026	484	493
Freddie Mac 6.50% 2027	6,343	6,535
Freddie Mac 9.00% 2030	199	220
Freddie Mac 6.00% 2032	3,222	3,254
Freddie Mac 4.50% 2036	1,416	1,319
Freddie Mac 4.50% 2037	959	891
Freddie Mac 4.779% 2037[2]	4,483	4,472
Freddie Mac 5.00% 2037	14,009	13,469
Freddie Mac 5.50% 2037	9,275	9,157
Freddie Mac 5.50% 2037	2,075	2,049
Freddie Mac 5.726% 2037[2]	7,179	7,302
Freddie Mac 5.858% 2037[2]	2,161	2,206
Freddie Mac 5.993% 2037[2]	14,969	15,273
Freddie Mac 6.00% 2037	4,436	4,476
Freddie Mac 6.00% 2037	4,331	4,373
Freddie Mac 6.00% 2037	1,515	1,530
Freddie Mac 6.068% 2037[2]	5,231	5,353
Freddie Mac 6.266% 2037[2]	4,739	4,801
Freddie Mac 6.32% 2037[2]	8,345	8,547
Freddie Mac 6.376% 2037[2]	8,596	8,799
Freddie Mac 6.50% 2037	1,488	1,522
Freddie Mac 4.50% 2038	9,946	9,234
Freddie Mac 4.50% 2038	4,493	4,171
Freddie Mac 4.50% 2038	1,348	1,252
Freddie Mac 4.50% 2038	789	732
Freddie Mac 4.653% 2038[2]	7,345	7,256
Freddie Mac 4.944% 2038[2]	2,037	2,030
Freddie Mac 5.00% 2038	1,250	1,201
Freddie Mac 5.00% 2038	6	5
Freddie Mac 5.17% 2038[2]	1,999	1,982
Freddie Mac 5.50% 2038	22,389	22,097
Freddie Mac 5.50% 2038	9,985	9,848
Freddie Mac 5.541% 2038[2]	4,817	4,883
Freddie Mac 5.606% 2038[2]	19,488	19,767
Freddie Mac 6.00% 2038	16,780	16,931
Freddie Mac 6.00% 2038	708	715
Freddie Mac, Series 2310, Class B, 9.888% 2015[2]	69	77
Freddie Mac, Series 2356, Class GD, 6.00% 2016	13,321	13,740
Freddie Mac, Series 2310, Class A, 10.551% 2017[2]	190	209
Freddie Mac, Series 1567, Class A, 2.90% 2023[2]	79	74
Freddie Mac, Series 2626, Class NG, 3.50% 2023	1,485	1,387
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	573	584
Freddie Mac, Series 3061, Class PN, 5.50% 2035	15,153	15,275
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	11,244	8,416
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	5,490	4,129
Freddie Mac, Series 3156, Class NG, 6.00% 2036	7,643	7,818
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037	2,617	1,931
Freddie Mac, Series 3271, Class OA, 6.00% 2037	9,022	9,239
Government National Mortgage Assn. 9.00% 2008	2	2
Government National Mortgage Assn. 9.50% 2009	106	107
Government National Mortgage Assn. 9.00% 2016	13	14
Government National Mortgage Assn. 8.50% 2017	93	101
Government National Mortgage Assn. 9.50% 2020	59	66
Government National Mortgage Assn. 9.50% 2020	43	48
Government National Mortgage Assn. 8.50% 2021	171	188
Government National Mortgage Assn. 8.50% 2021	82	90
Government National Mortgage Assn. 9.00% 2021	72	80
Government National Mortgage Assn. 8.50% 2022	37	40
Government National Mortgage Assn. 8.50% 2022	33	36
Government National Mortgage Assn. 8.50% 2022	18	20
Government National Mortgage Assn. 8.50% 2023	239	263
Government National Mortgage Assn. 6.00% 2038	83,750	84,859
		860,976

Commercial mortgage-backed securities[1] — 8.16%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	8,714	8,559
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	8,500	8,294
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-M, 4.948% 2037[2]	1,783	1,591
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.494% 2037[2]	5,000	4,926
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	4,758	4,571
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	5,000	4,827
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	6,330	6,273
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 2042[2]	1,000	959
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	7,500	7,454
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	6,375	6,550
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	1,000	962
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class E, 5.736% 2036[2]	2,000	1,428
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class G, 5.745% 2036[2,3]	1,600	1,269
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	8,250	8,520
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	2,968	2,957
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class G, 4.617% 2038[3]	2,000	1,386
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 2038[2]	3,000	2,975
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[2]	13,500	13,121
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	2,420	2,439
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 8.155% 2041[2]	1,500	1,548
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-2, 3.958% 2035	7,600	7,580
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	5,020	4,834
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	7,012	6,979
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	6,000	5,962
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3,4]	8,350	8,254
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[3,4]	1,270	1,235
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[3]	8,750	8,548
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[3,4]	3,000	2,837
SBA CMBS Trust, Series 2006-1A, Class C, 5.559% 2036[3,4]	2,000	1,819
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,522	2,573
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	3,875	3,751
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-AB, 4.673% 2041	3,000	2,934
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	2,625	2,596
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.399% 2045[2]	10,500	10,267
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	256	257
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	18,217	18,793
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class F, 4.718% 2036[2,3]	3,000	2,656
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	13,000	12,162
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	7,371	7,341
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	2,000	1,965
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.247% 2031[2,3]	63,398	644
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	2,656	2,623
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	1,165	1,176
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	12,250	11,792
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	4,610	4,430
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	12,000	11,861
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[3]	8,180	7,923
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	14,000	14,788
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	4,025	4,168
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[3,4]	11,350	11,193
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[3]	7,063	6,672
GE Capital Commercial Mortgage Corp., Series 2000-1, Class A-2, 6.496% 2033	9,531	9,822
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	6,540	6,456
GE Commercial Mortgage Corp., Series 2003-C2, Class A-2, 4.17% 2037	1,201	1,187
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	3,000	2,979
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.282% 2039[2]	2,000	1,838
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040	2,100	1,905
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.512% 2045[2]	2,000	1,968
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	3,600	3,556
GE Commercial Mortgage Corp., Series 2005-C1, Class A-3, 4.578% 2048	1,740	1,683
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	5,000	5,008
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	9,790	9,643
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3]	6,250	5,959
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[3,4]	1,000	891
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[3]	1,000	810
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[3,4]	7,500	6,098
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	2,000	2,070
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	10,685	10,887
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[2]	12,000	11,750
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 2015[3]	10,000	10,671
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	2,033	2,046
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	1,689	1,744
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	2,854	2,838
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	1,465	1,472
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 2015[3]	7,500	7,987
Morgan Stanley Dean Witter Capital I Trust, Series 2001-PGMA, Class A-2, 3.013% 2016[2,3]	1,000	968
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	3,103	3,125
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	3,419	3,367
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[4]	6,267	6,312
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	2,005	2,009
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class D, 7.03% 2031	4,000	4,022
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 6.065% 2045[2]	6,500	5,782
Government Lease Trust, Series 1999-GSA1, Class A-4, MBIA insured, 6.48% 2011[3]	5,327	5,473
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	611	614
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	3,878	4,016
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-4, 6.90% 2031[2]	3,250	3,246
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	1,010	1,013
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-1, 5.294% 2041	3,663	3,631
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	3,306	3,319
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.378% 2042[2]	2,000	1,962
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.947% 2042[2]	1,000	883
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[2]	3,000	2,691
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031	2,000	2,009
		446,932

Collateralized mortgage-backed obligations (privately originated)[1] — 6.20%
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	4,875	4,352
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	8,284	7,933
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	4,613	3,842
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	2,528	2,364
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	2,641	1,929
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	5,221	4,057
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.873% 2047[2]	38,992	23,977
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	570	532
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	460	465
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	777	582
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[4]	1,656	1,523
CS First Boston Mortgage Securities Corp., Series 2005-1, Class I-A-27, 5.50% 2035	11,603	11,364
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[3]	19,918	13,999
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	13,363	12,788
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	4,030	3,106
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034	1,227	731
Residential Accredit Loans, Inc., Series 2005-QS5, Class A-5, 5.75% 2035	7,000	4,398
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	6,265	3,950
IndyMac INDX Mortgage Loan Trust, Series 2005-AR5, Class 1-A-1, 5.697% 2035[2]	4,259	2,945
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.808% 2036[2]	23,329	14,708
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.349% 2036[2]	3,292	2,203
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	12,784	12,183
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-1, 4.234% 2034[2]	2,333	1,902
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 6.093% 2047[2]	4,482	3,503
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3-AF, 2.852% 2036[2]	2,757	2,017
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.907% 2036[2]	3,637	2,676
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.892% 2037[2]	9,324	6,348
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.931% 2037[2]	4,341	2,630
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 5.996% 2047[2]	4,531	3,409
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.133% 2033[2]	4,204	3,948
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 6.376% 2033[2]	459	437
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2,4]	6,500	5,442
Bear Stearns ARM Trust, Series 2005-1, Class II-A-2, 4.921% 2035[2]	6,505	5,249
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037	13,989	9,517
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	7,912	5,527
Wells Fargo Mortgage-backed Securities Trust, Series 2003-M, Class A-1, 4.707% 2033[2]	5,239	4,904
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	6,722	6,530
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.652% 2036[2]	3,394	2,993
Lehman Mortgage Trust, Series 2005-1, Class 6-A1, 5.00% 2020	2,425	2,287
Lehman Mortgage Trust, Series 2005-2, Class 3-A3, 5.50% 2035	7,890	7,484
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037	3,997	3,253
MASTR Alternative Loan Trust, Series 2004-10, Class 2-A-1, 5.50% 2019	5,355	5,027
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	1,407	1,253
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	1,830	1,593
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035[4]	2,729	2,288
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035[4]	1,676	1,473
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	4,852	4,573
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.582% 2027[2,3]	1,733	1,730
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.712% 2027[2,3]	1,803	1,801
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.806% 2028[2,3]	2,544	2,549
Chase Mortgage Finance Trust, Series 2003-S10, Class A-1, 4.75% 2018	11,279	10,629
Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class I-A1, 4.75% 2018	9,287	8,612
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.574% 2035[2]	774	576
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	4,617	4,277
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	5,582	4,884
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 2.592% 2046[2]	9,709	9,013
Citicorp Mortgage Securities, Inc., Series 2003-10, Class A-1, 4.50% 2018	9,620	8,964
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S10, Class A-2, 5.00% 2018	19	18
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 5.762% 2033[2]	279	223
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.343% 2037[2]	5,474	4,766
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.874% 2037[2,4]	2,549	1,787
GSR Mortgage Loan Trust, Series 2004-10F, Class 1-A-5, 4.50% 2019	2,604	2,426
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.912% 2035[2]	5,083	4,023
Cendant Mortgage Capital LLC, Series 2003-2P, Class A-1, 5.45% 2019[2,3]	7,198	6,399
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.129% 2036[2]	9,822	6,384
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.624% 2037[2]	8,937	6,243
Banc of America Mortgage Securities Trust, Series 2003-10, Class 5-A-1, 4.50% 2018	6,576	5,921
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class II-A-4, 6.00% 2037	1,500	998
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037	5,778	4,037
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	5,425	4,813
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[2]	6,444	3,936
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	2,592	2,103
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.724% 2033[2]	1,907	1,892
Paine Webber CMO, Series O, Class 5, 9.50% 2019	188	206
MASTR Adjustable Rate Mortgage Trust, Series 2006-2, Class 4-A-1, 4.981% 2036[2]	233	199
		339,603

Other mortgage-backed securities[1] — 0.71%
Bank of America 5.50% 2012[3]	14,815	15,140
Nationwide Building Society, Series 2007-2, 5.50% 2012[3]	8,190	8,426
Banco Bilbao Vizcaya Argentaria, SA 5.75% 2017[3]	6,600	7,054
Northern Rock PLC 5.625% 2017[3]	5,735	5,848
HBOS Treasury Services PLC 5.25% 2017[3]	1,070	1,065
DEPFA ACS Bank 4.75% 2010	1,000	1,023
		38,556

Total mortgage-backed obligations		1,686,067

CORPORATE BONDS & NOTES — 26.09%
Financials — 13.19%
New York Life Global Funding 3.875% 2009[3]	6,750	6,762
New York Life Global Funding 4.625% 2010[3]	5,000	5,074
New York Life Global Funding 5.25% 2012[3]	16,500	16,714
New York Life Global Funding 4.65% 2013[3]	14,000	14,012
Monumental Global Funding II, Series 2006-A, 2.851% 2009[2,3]	2,000	1,992
Monumental Global Funding II, Series 2004-B, 3.90% 2009[3]	5,000	4,953
Monumental Global Funding II, Series 2004-F, 4.375% 2009[3]	2,000	1,986
Monumental Global Funding II, Series 2005-B, 4.625% 2010[3]	2,500	2,516
Monumental Global Funding 5.50% 2013[3]	7,985	7,921
Monumental Global Funding III 2.991% 2014[2,3]	11,140	9,955
Monumental Global Funding III 5.25% 2014[3]	10,000	9,765
Wells Fargo & Co. 4.375% 2013	26,500	25,408
Wells Fargo Bank, National Assn. 4.75% 2015	6,500	6,095
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[3]	10,000	9,974
PRICOA Global Funding I 4.20% 2010[3]	10,000	9,968
Prudential Financial, Inc., Series D, 5.15% 2013	6,250	6,134
PRICOA Global Funding I 5.30% 2013[3]	5,000	4,949
Bank of America Corp. 2.813% 2008[2]	250	250
Countrywide Financial Corp., Series B, 5.80% 2012	1,200	1,087
Bank of America Corp. 4.90% 2013	27,000	26,158
Bank of America Corp., Series M, 8.125% noncumulative preferred (undated)[2]	3,000	2,712
Santander Issuances, SA Unipersonal 3.163% 2016[2,3]	3,000	2,802
Santander Issuances, SA Unipersonal 5.805% 2016[2,3]	21,300	20,378
Santander Perpetual, SA Unipersonal 6.671% (undated)[2,3]	7,100	6,765
American Express Co. 4.75% 2009	8,500	8,476
American Express Credit Corp., Series B, 5.00% 2010	7,000	7,062
American Express Centurion Bank 5.55% 2012	5,000	4,777
American Express Co. 6.15% 2017	4,555	4,233
UniCredito Italiano SpA 5.584% 2017[2,3]	17,750	16,857
UniCredito Italiano SpA 6.00% 2017[3]	4,000	3,672
HVB Funding Trust I 8.741% 2031[3]	3,250	2,842
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[3]	18,010	17,753
Westfield Group 5.40% 2012[3]	5,000	4,755
Citigroup Inc. 2.848% 2008[2]	2,500	2,493
Citigroup Inc. 4.125% 2010	13,150	13,031
Citigroup Inc. 4.625% 2010	3,000	2,997
Citigroup Inc. 6.50% 2013	2,500	2,505
Hartford Financial Services Group, Inc. 5.25% 2011	6,600	6,538
Hartford Life Insurance Co. 2.891% 2012[2]	2,500	2,368
Glen Meadow Pass-Through Trust 6.505% 2067[2,3]	13,750	11,818
JPMorgan Chase & Co. 5.60% 2011	3,000	3,082
J.P. Morgan Chase & Co. 6.75% 2011	5,000	5,200
JPMorgan Chase & Co. 4.75% 2013	6,000	5,790
JPMorgan Chase & Co. 4.891% 2015[2]	2,180	2,184
JPMorgan Chase Bank NA 6.00% 2017	3,250	3,151
Metropolitan Life Global Funding I, Series 2004-7, 4.25% 2009[3]	4,000	3,969
Metropolitan Life Global Funding I, 5.125% 2013[3]	15,250	15,127
Principal Life Insurance Co. 3.20% 2009	6,000	5,987
Principal Life Insurance Co. 5.30% 2013	12,500	12,498
International Lease Finance Corp. 4.75% 2009	5,000	4,887
American International Group, Inc. 4.70% 2010	3,000	2,923
International Lease Finance Corp. 5.00% 2010	3,280	3,135
American International Group, Inc. 5.375% 2011	2,000	1,938
American General Finance Corp., Series J, 6.90% 2017	5,225	4,192
American International Group, Inc., Series G, 5.85% 2018	1,500	1,265
American Honda Finance Corp. 3.143% 2010[2,3]	5,000	5,002
American Honda Finance Corp. 5.125% 2010[3]	13,000	13,291
Jackson National Life Global 5.375% 2013[3]	17,565	17,365
Washington Mutual Bank, FA, Series 11, 6.875% 2011	14,750	10,626
Washington Mutual, Inc. 5.95% 2013	8,000	5,365
Washington Mutual Bank, FA 5.65% 2014	700	421
Berkshire Hathaway Finance Corp. 4.60% 2013[3]	9,925	9,971
Berkshire Hathaway Finance Corp. 5.00% 2013[3]	6,285	6,367
ORIX Corp. 5.48% 2011	16,750	15,775
PNC Funding Corp. 5.125% 2010	4,000	4,014
PNC Funding Corp., Series II, 6.113% (undated)[2,3]	16,300	11,110
Kimco Realty Corp., Series C, 4.82% 2014	795	734
Kimco Realty Corp., Series C, 4.904% 2015	7,500	6,859
Kimco Realty Corp., Series C, 5.783% 2016	4,500	4,055
Kimco Realty Corp. 5.70% 2017	3,500	3,077
Bank of New York Mellon Corp., Series G, 4.95% 2012	13,500	13,496
HBOS PLC 6.75% 2018[3]	7,650	6,921
HBOS PLC 5.375% (undated)[2,3]	7,657	5,833
Principal Life Global Funding I 4.40% 2010[3]	9,000	9,023
Principal Life Income Fundings Trust, Series 2005-34, 5.20% 2010	2,000	1,996
Principal Life Insurance Co. 6.25% 2012[3]	1,600	1,652
Allstate Life Global Funding Trust, Series 2005-4, 4.25% 2010	2,000	2,014
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	9,500	9,498
Protective Life Insurance Co., Series 2004-D, 4.00% 2009	3,000	2,968
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	4,750	4,787
Protective Life Insurance Co., Series 2007-D, 5.45% 2012	3,000	2,971
Simon Property Group, LP 5.00% 2012	1,000	967
Simon Property Group, LP 5.75% 2012	8,000	7,919
Simon Property Group, LP 6.125% 2018	1,740	1,635
TIAA Global Markets 4.95% 2013[3]	10,000	10,124
Northern Trust Corp. 5.50% 2013	6,500	6,620
Northern Trust Co. 5.85% 2017[3]	2,750	2,757
Wachovia Corp. 5.50% 2013	9,500	8,731
Merrill Lynch & Co., Inc., Series C, 5.45% 2013	9,000	8,402
ERP Operating LP 6.95% 2011	1,877	1,921
ERP Operating LP 6.625% 2012	2,000	2,031
ERP Operating LP 5.25% 2014	4,000	3,694
Lincoln National Corp. 5.65% 2012	7,500	7,502
ReliaStar Financial Corp. 6.50% 2008	4,000	4,024
ING Security Life Institutional Funding 4.25% 2010[3]	3,000	2,983
SMFG Preferred Capital USD 3 Ltd. 9.50% (undated)[2,3]	6,525	6,732
Korea Development Bank 4.625% 2010	5,000	4,999
Korea Development Bank 5.30% 2013	1,600	1,594
Lehman Brothers Holdings Inc., Series I, 6.875% 2018	1,340	1,250
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[2]	9,500	4,967
XL Capital Finance (Europe) PLC 6.50% 2012	1,100	1,045
XL Capital Ltd. 5.25% 2014	4,000	3,623
Twin Reefs Asset Trust (XLFA), Series B, 3.463% 2079[2,3]	9,700	982
Resona Bank, Ltd. 5.85% (undated)[2,3]	7,000	5,640
ACE INA Holdings Inc. 5.875% 2014	5,000	5,043
Genworth Financial, Inc. 4.75% 2009	5,000	4,974
SLM Corp., Series A, 5.38% 2009[2]	5,000	4,847
Goldman Sachs Group, Inc. 6.15% 2018	5,000	4,791
Standard Chartered Bank 6.40% 2017[3]	4,300	4,077
Barclays Bank PLC 5.45% 2012	4,000	4,000
KeyBank NA 5.50% 2012	4,500	3,605
CIT Group Inc. 5.125% 2014	4,500	3,230
SunTrust Banks, Inc. 7.25% 2018	3,000	2,932
ProLogis 6.625% 2018	3,000	2,768
Union Bank of California, NA 5.95% 2016	3,000	2,692
Capmark Financial Group Inc. 5.875% 2012	4,000	2,583
St. Paul Travelers Companies, Inc. 6.25% 2016	2,250	2,257
Société Générale 5.75% 2016[3]	2,100	2,002
North Front Pass Through Trust 5.81% 2024[2,3]	2,000	1,860
Skandinaviska Enskilda Banken AB 6.875% 2009	1,000	1,013
Brandywine Operating Partnership, LP 5.75% 2012	65	62
Brandywine Operating Partnership, LP 5.40% 2014	935	816
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[2]	1,295	779
Banco Bilbao Vizcaya Argentaria, SA, 5.919% (undated)[2]	700	528
Royal Bank of Scotland Group PLC 6.99% (undated)[2,3]	300	249
		722,276

Industrials — 2.70%
Canadian National Railway Co. 4.95% 2014	$17,850	$ 17,918
Canadian National Railway Co. 5.85% 2017	9,000	9,244
General Electric Capital Corp., Series A, 4.80% 2013	17,500	17,322
General Electric Co. 5.00% 2013	2,000	2,025
General Electric Capital Corp., Series A, 5.625% 2017	3,000	2,937
Caterpillar Inc. 4.50% 2009	11,750	11,845
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,000	1,012
Caterpillar Financial Services Corp., Series F, 4.25% 2013	4,000	3,954
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[1,3]	12,946	13,442
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,3]	1,839	1,913
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 3.032% 2015[1,2]	10,000	7,810
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[1]	3,987	3,439
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[1]	1,910	1,351
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[1]	13,860	12,058
Lockheed Martin Corp. 4.121% 2013	12,000	11,801
Union Pacific Corp. 5.75% 2017	1,515	1,480
Union Pacific Corp. 5.70% 2018	7,465	7,092
Raytheon Co. 5.375% 2013	5,000	5,150
Koninklijke Philips Electronics NV 4.625% 2013	4,300	4,258
John Deere Capital Corp., Series D, 4.50% 2013	4,000	3,979
Atlas Copco AB 5.60% 2017[3]	4,000	3,895
CSX Corp. 5.75% 2013	1,635	1,600
CSX Corp. 6.15% 2037	720	592
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,3]	847	898
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 1996-B, 6.96% 2009[1]	866	874
		147,889

Telecommunication services — 2.20%
BellSouth Corp. 4.20% 2009	12,000	12,080
SBC Communications Inc. 6.25% 2011	34,250	35,587
AT&T Inc. 4.95% 2013	3,250	3,253
Verizon Global Funding Corp. 7.375% 2012	5,000	5,420
Verizon Communications Inc. 5.25% 2013	12,200	12,275
France Télécom 7.75% 2011[2]	12,500	13,327
British Telecommunications PLC 5.15% 2013	13,250	12,942
Vodafone Group PLC 7.75% 2010	9,525	9,969
Singapore Telecommunications Ltd. 6.375% 2011[3]	7,000	7,319
Deutsche Telekom International Finance BV 8.00% 2010[2]	5,000	5,294
Nextel Communications, Inc., Series E, 6.875% 2013	3,500	2,881
		120,347

Consumer staples — 1.68%
Costco Wholesale Corp. 5.30% 2012	20,700	21,679
Wal-Mart Stores, Inc. 4.75% 2010	9,000	9,273
Wal-Mart Stores, Inc. 4.25% 2013	9,500	9,545
Walgreen Co. 4.875% 2013	17,750	17,934
Diageo Capital PLC 4.375% 2010	10,500	10,569
CVS Corp. 6.117% 2013[1,3,4]	1,540	1,529
CVS Corp. 6.036% 2028[1,3]	2,640	2,444
CVS Caremark Corp. 6.943% 2030[1,3]	5,933	5,654
Tesco PLC 5.50% 2017[3]	9,000	8,479
PepsiCo, Inc. 4.65% 2013	5,000	5,122
		92,228

Utilities — 1.46%
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	12,000	12,281
National Rural Utilities Cooperative Finance Corp. 5.45% 2018	5,000	4,914
National Grid PLC 6.30% 2016	10,990	10,929
PSEG Power LLC, Series B, 5.125% 2012	8,343	8,517
Ohio Power Co., Series J, 5.30% 2010	8,000	8,124
Scottish Power PLC 4.91% 2010	4,000	4,013
Scottish Power PLC 5.375% 2015	4,000	3,900
Georgia Power Co., Series V, 4.10% 2009	7,000	7,036
E.ON International Finance BV 5.80% 2018[3]	5,000	4,931
Veolia Environnement 5.25% 2013	4,350	4,369
MidAmerican Energy Holdings Co. 5.75% 2018	3,600	3,576
Sierra Pacific Power Co., General and Refunding Mortgage Notes, 5.45% 2013	2,850	2,841
Public Service Co. of Colorado 5.80% 2018	2,250	2,299
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010	2,250	2,283
		80,013

Consumer discretionary — 1.32%
Federated Department Stores, Inc. 6.625% 2008	2,000	2,000
Federated Retail Holdings, Inc. 5.35% 2012	11,025	10,329
Time Warner Cable Inc. 6.20% 2013	12,000	12,250
Target Corp. 5.125% 2013	1,700	1,732
Target Corp. 6.00% 2018	6,500	6,571
Kohl’s Corp. 6.30% 2011	3,000	3,064
Kohl’s Corp. 7.375% 2011	4,175	4,369
Thomson Reuters Corp. 5.95% 2013	6,380	6,474
Lowe’s Companies, Inc. 8.25% 2010	5,000	5,337
Walt Disney Co. 4.70% 2012	5,000	5,097
McDonald’s Corp., Series I, 4.30% 2013	5,000	4,991
Home Depot, Inc. 2.901% 2009[2]	1,500	1,459
Home Depot, Inc. 5.20% 2011	3,000	2,996
Marriott International, Inc., Series J, 5.625% 2013	3,000	2,840
Comcast Corp. 6.30% 2017	2,750	2,733
		72,242

Energy — 1.18%
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,058
TransCanada PipeLines Ltd. 6.35% 2067[2]	10,050	8,391
Rockies Express Pipeline LLC 6.25% 2013[3]	11,300	11,590
Kinder Morgan Energy Partners LP 5.00% 2013	5,000	4,868
Kinder Morgan Energy Partners LP 5.125% 2014	5,000	4,800
Enterprise Products Operating LLC 5.65% 2013	6,875	6,906
Enbridge Energy Partners, LP, Series B, 6.50% 2018	4,600	4,603
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[1,3]	3,778	3,744
Gaz Capital SA 6.51% 2022[3]	4,345	3,693
Qatar Petroleum 5.579% 2011[1,3]	3,334	3,409
Sunoco, Inc. 5.75% 2017	3,000	2,790
Enbridge Inc. 5.60% 2017	2,500	2,376
Transocean Inc. 5.25% 2013	2,250	2,247
		64,475

Health care — 1.06%
GlaxoSmithKline Capital Inc. 4.85% 2013	12,500	12,606
GlaxoSmithKline Capital Inc. 5.65% 2018	7,000	7,033
AstraZeneca PLC 5.40% 2012	12,000	12,404
UnitedHealth Group Inc. 3.75% 2009	7,000	6,958
UnitedHealth Group 6.00% 2017	4,750	4,557
Schering-Plough Corp. 6.00% 2017	5,000	4,935
Abbott Laboratories 5.875% 2016	3,225	3,347
WellPoint, Inc. 5.875% 2017	3,000	2,898
Hospira, Inc. 5.55% 2012	2,500	2,497
CIGNA Corp. 6.35% 2018	1,000	1,002
		58,237

Information technology — 0.68%
National Semiconductor Corp. 6.15% 2012	6,500	6,640
National Semiconductor Corp. 6.60% 2017	5,000	4,955
Oracle Corp. 4.95% 2013	7,500	7,609
Western Union Co. 5.40% 2011	6,750	6,805
Cisco Systems, Inc. 5.25% 2011	5,750	5,943
IBM Corp. 3.375% 2011[2]	5,000	5,016
		36,968

Materials — 0.62%
Dow Chemical Co. 5.70% 2018	11,700	11,207
C10 Capital (SPV) Ltd. 6.722% (undated)[2,3]	7,000	6,537
Rio Tinto Finance (USA) Ltd. 5.875% 2013	6,250	6,309
Nucor Corp. 5.00% 2013	5,000	5,084
Rohm and Haas Co. 6.00% 2017	5,000	4,926
		34,063

Total corporate bonds & notes		1,428,738

U.S. TREASURY BONDS & NOTES — 19.51%
U.S. Treasury 3.875% 2009[4,5]	4,399	4,437
U.S. Treasury 4.875% 2009	19,154	19,574
U.S. Treasury 6.00% 2009	22,050	22,833
U.S. Treasury 4.00% 2010	2,275	2,339
U.S. Treasury 4.75% 2010	10,000	10,369
U.S. Treasury 4.50% 2011	31,500	33,267
U.S. Treasury 4.50% 2011	10,225	10,727
U.S. Treasury 4.875% 2011	253,750	269,442
U.S. Treasury 5.125% 2011	15,000	16,048
U.S. Treasury 3.00% 2012[4,5]	6,790	7,303
U.S. Treasury 4.25% 2012	247,945	260,962
U.S. Treasury 4.50% 2012	100,000	105,809
U.S. Treasury 4.625% 2012	20,000	21,301
U.S. Treasury 4.625% 2012	17,800	18,899
U.S. Treasury 4.75% 2012	30,000	32,031
U.S. Treasury 2.75% 2013	9,120	9,033
U.S. Treasury 3.625% 2013	35,750	36,679
U.S. Treasury 4.25% 2013	87,835	92,601
U.S. Treasury 2.00% 2014[4,5]	2,041	2,120
U.S. Treasury 4.25% 2014	3,075	3,255
U.S. Treasury 5.125% 2016	29,500	32,697
U.S. Treasury 7.25% 2016	4,460	5,543
U.S. Treasury 7.50% 2016	25,000	31,644
U.S. Treasury 3.875% 2018	9,000	9,058
U.S. Treasury 6.25% 2023	4,000	4,828
U.S. Treasury Principal Strip 0% 2014	3,020	2,480
U.S. Treasury Principal Strip 0% 2037	11,250	3,173
		1,068,452

ASSET-BACKED OBLIGATIONS[1] — 9.98%
MBNA Credit Card Master Note Trust, Series 2006-1, Class A, 4.90% 2011	7,500	7,527
MBNA Credit Card Master Note Trust, Series 2003-1, Class C, 4.167% 2012[2]	7,000	6,825
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	18,500	18,465
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	4,250	3,642
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-3, 5.46% 2011	4,750	4,783
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	7,500	7,484
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	8,750	8,863
Honda Auto Receivables Owner Trust, Series 2007-1, Class A-4, 5.09% 2013	3,500	3,468
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	9,500	9,673
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	4,218	4,136
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012	3,750	3,606
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-3-A, FSA insured, 5.49% 2012	5,000	4,898
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	12,495	11,236
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	6,000	5,799
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-B, MBIA insured, 2.541% 2014[2]	1,750	1,458
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[3]	3,245	3,215
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[3]	10,000	9,913
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[3]	14,000	13,573
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[3]	1,066	1,047
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[3]	972	935
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[3]	3,863	3,692
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2012[3]	4,000	3,458
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[3]	9,350	8,424
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	3,828	3,744
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	8,469	8,098
Triad Automobile Receivables Trust, Series 2006-A, Class A-4, AMBAC insured, 4.88% 2013	5,000	4,708
Washington Mutual Master Note Trust, Series 2006-A3A, Class A-3, 2.497% 2013[2,3]	7,500	7,124
Washington Mutual Master Note Trust, Series 2007-B1, Class B-1, 4.95% 2014[3]	1,000	921
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[3]	7,000	6,552
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 2.517% 2015[2,3]	2,000	1,736
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	1,638	1,643
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	5,250	5,283
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	9,000	9,160
Nissan Auto Lease Trust, Series 2008-A, Class A-2a, 4.27% 2010	10,000	9,933
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	6,000	5,936
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[3]	8,257	8,090
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[3]	7,000	6,704
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	5,000	4,841
Chase Issuance Trust, Series 2006-8, Class A, 2.527% 2016[2]	10,000	9,273
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	14,050	13,969
Capital One Multi-asset Execution Trust, Series 2003-4, Class B, 3.267% 2011[2]	3,000	2,998
Capital One Multi-asset Execution Trust, Series 2005-11, Class A, 2.507% 2013[2]	3,500	3,386
Capital One Multi-asset Execution Trust, Series 2006-3, Class A, 5.05% 2018	8,000	7,279
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	14,250	13,259
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	12,800	12,376
Susquehanna Auto Lease Trust, Series 2007-1, Class A-2, 5.32% 2009[3]	1,473	1,475
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[3]	10,000	10,101
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[2,3]	11,592	11,196
BA Credit Card Trust, Series 2007-B1, Class B-1, 2.547% 2012[2]	5,000	4,832
BA Credit Card Trust, Series 2006-6, Class A, 2.497% 2013[2]	6,000	5,800
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	2,291	2,191
UPFC Auto Receivables Trust, Series 2007-A, Class A-3, MBIA insured, 5.53% 2013	4,250	4,044
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	4,000	3,789
Discover Card Master Trust I, Series 2007-3, Class B, Subseries 1, 2.597% 2012[2]	10,000	9,516
MBNA Master Credit Card Trust II, Series 2000-E, Class A, 7.80% 2012	2,580	2,731
MBNA Master Credit Card Trust II, Series 2000-H, Class A, 2.717% 2013[2]	6,500	6,384
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	9,250	8,806
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[2]	12,185	8,758
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-2, 4.98% 2013	8,500	8,475
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013[4]	8,339	8,441
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	6,750	6,722
Advanta Business Card Master Trust, Series 2006-C1, Class C, 2.951% 2014[2]	2,000	1,207
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[3]	7,906	7,925
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 2013[3]	8,000	7,494
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014[4]	8,577	7,205
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[2]	10,009	6,546
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	2,006	2,071
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	3,494	3,527
Irwin Home Equity, Series 2006-1, Class 2-A2, AMBAC insured, 5.39% 2035[2,3]	7,500	5,548
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012	5,500	5,357
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[3]	5,750	5,318
Discover Card Execution Note Trust, Series 2008-3, Class A, 5.10% 2013	5,000	5,045
Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, Class A-1, 2.772% 2037[2]	17,755	5,012
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-3, FGIC insured, 5.05% 2011	5,000	4,925
American Express Credit Account Master Trust, Series 2008-1, Class A, 2.917% 2013[2]	5,000	4,920
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.42% 2035[2,3]	4,980	4,912
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[2]	4,902	4,689
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 2.972% 2034[2]	5,848	4,579
American Express Issuance Trust, Series 2008-2, Class A, 4.02% 2011	4,500	4,479
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	3,686	3,266
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	1,298	1,123
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	4,000	4,040
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[3]	4,250	3,954
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[2]	4,485	3,914
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[3]	4,764	3,857
Carrington Mortgage Loan Trust, Series 2006-NC2, Class A-2, 2.562% 2036[2]	4,390	3,829
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 1-A-1A, 5.837% 2037[2]	3,543	3,029
DaimlerChrysler Auto Trust, Series 2006-B, Class A-4, 5.38% 2011	3,000	3,003
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-1, 4.192% 2020	3,000	2,852
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-2, 3.79% 2017	1,380	1,366
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021	1,500	1,422
CWABS, Inc., Series 2006-24, Class 2-A-3, 2.622% 2037[2]	5,000	2,625
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[3,4]	3,436	2,478
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 2.617% 2037[2]	6,746	2,408
Citibank Credit Card Issuance Trust, Class 2004-A7, 2.901% 2013[2]	2,500	2,406
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.60% 2014	2,392	2,292
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016[3,4]	2,270	2,270
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009	2,190	2,190
Green Tree Financial Corp., Series 1997-6, Class A-6, 6.90% 2029	630	621
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	1,483	1,472
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027	1,805	1,669
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[2]	3,682	961
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031[3,4]	839	815
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 2031[2]	587	460
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	1,000	449
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	383	386
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class AF-6, 6.537% 2030	254	212
		546,522

FEDERAL AGENCY BONDS & NOTES — 7.69%
Fannie Mae 5.316% 2009[2]	450	451
Fannie Mae 7.125% 2010	4,125	4,409
Fannie Mae 5.00% 2011	44,295	46,067
Fannie Mae 5.50% 2011	5,000	5,251
Fannie Mae 6.00% 2011	35,000	37,237
Fannie Mae 5.25% 2012	66,545	61,410
Fannie Mae 6.125% 2012	68,750	73,952
Fannie Mae 4.625% 2013	14,000	12,570
Freddie Mac 4.125% 2009	20,000	20,227
Freddie Mac 6.625% 2009	3,085	3,200
Freddie Mac 3.25% 2011	25,000	24,904
Freddie Mac 5.875% 2011	57,800	54,748
Freddie Mac 5.75% 2016	14,300	12,659
Freddie Mac 5.00% 2018	1,700	1,350
Federal Home Loan Bank 2.875% 2011	15,000	14,751
Federal Home Loan Bank 5.625% 2016	22,020	19,515
Federal Agricultural Mortgage Corp. 4.875% 2011[3]	17,750	18,308
Federal Agricultural Mortgage Corp. 5.125% 2011	1,500	1,557
Federal Agricultural Mortgage Corp. 5.50% 2011[3]	5,665	5,901
Federal Agricultural Mortgage Corp. 5.125% 2017[3]	1,070	1,113
CoBank ACB 3.376% 2022[2,3]	1,720	1,244
		420,824

BONDS & NOTES OF GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.38%
Corporación Andina de Fomento 6.875% 2012	20,000	21,004

MUNICIPALS — 0.05%
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds (San Diego Unified Port District-South Bay Plant Acquisition), Series 1999, 6.63% 2009[3]	2,697	2,704
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025	292	286
		2,990

Total bonds & notes (cost: $5,367,333,000)		5,174,597

Preferred securities — 0.67%	Shares

FINANCIALS — 0.60%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[2,3]	14,000,000	14,209
Société Générale 5.922%[2,3]	7,803,000	6,536
Deutsche Bank Capital Funding Trust I 7.872%[2,3]	5,000,000	5,015
Standard Chartered PLC 6.409%[2,3]	4,100,000	3,258
ILFC E-Capital Trust II 6.25%[2,3]	2,000,000	1,500
Barclays Bank PLC 7.434%[2,3]	1,200,000	1,062
SMFG Preferred Capital USD 1 Ltd. 6.078%[2,3]	540,000	442
BNP Paribas Capital Trust 9.003% noncumulative trust[2,3]	400,000	409
		32,431

U.S. GOVERNMENT AGENCY SECURITIES — 0.04%
US AgBank 6.11%[2,3]	4,250,000	2,369

MISCELLANEOUS — 0.03%
Other preferred securities in initial period of acquisition		1,781

Total preferred securities (cost: $42,738,000)		36,581

	Principal amount
Short-term securities — 4.49%	(000)

Coca-Cola Co. 2.16% due 10/31/2008[3]	$51,000	50,761
Pfizer Inc 2.27% due 9/26/2008[3]	44,600	44,514
Hewlett-Packard Co. 2.17%–2.18% due 10/2–10/10/2008[3]	44,100	44,009
General Electric Capital Corp. 2.07% due 9/2/2008	42,000	41,990
Procter & Gamble International Funding S.C.A. 2.27% due 9/29/2008[3]	19,600	19,558
Honeywell International Inc. 2.03% due 9/9/2008[3]	19,000	18,990
IBM Capital Inc. 2.25% due 9/18/2008[3]	16,200	16,178
Becton, Dickinson and Co. 2.10% due 9/29/2008	9,900	9,883

Total short-term securities (cost: $245,958,000)		245,883

Total investment securities (cost: $5,656,029,000)		5,457,061
Other assets less liabilities		18,932

Net assets		$5,475,993

 “Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]Coupon rate may change periodically.

[3]Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $986,669,000, which represented 18.02% of the net assets of the fund.

[4]Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $87,750,000, which represented 1.60% of the net assets of the fund.
[5]Index-linked bond whose principal amount moves with a government retail price index.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-923-1008O-S15885

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Intermediate Bond Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America
(the “Fund”) as of August 31,2008, and for the year then ended and have issued our report thereon dated October 9, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 9, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: November 7, 2008

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: November 7, 2008